Exhibit 99.1

Masimo Board of Directors Declares Special Cash Dividend

Dividend Set at $2.00 Per Share

Irvine, California – February 22, 2010 – Masimo (NASDAQ: MASI), the inventor of Pulse CO-Oximetry™ and Measure-Through Motion and Low-Perfusion pulse oximetry, announced today that its Board of Directors has declared a special $2.00 per share cash dividend, payable on March 31, 2010 to stockholders of record as of the close of business on March 11, 2010. The total dividend payout is expected to be about $116 million, based on the current shares outstanding and will be the second instance of a special dividend paid by Masimo in the past four years.

Masimo Founder, CEO and Chairman of the Board, Joe Kiani, stated, “I am very proud that, based on the company’s strengthening financial position, the Board has taken this action for the immediate benefit of stockholders. While dividends are not routine for our company, our healthy balance sheet and strong cash flow, along with our expectations for continued growth have contributed to the Board’s confidence in declaring this special dividend.”

Mr. Kiani continued, “As part of our on-going technological evaluation process, including a review of potential businesses acquisitions, we have determined that our current focus should remain on pursuing the enormous opportunities that SET, Rainbow and Patient SafetyNet have created for our company and stockholders. While we will continue to consider new opportunities, we believe, for now, there is no business we would rather focus on than our own superior healthcare solutions that yield benefits to patients, practitioners and payers as evidenced by the rising adoption of these innovative technologies in multiple settings throughout the world.”

Over the past year, Masimo’s Board evaluated a variety of options to return capital to shareholders, including acquisition opportunities and a stock buy-back program before concluding that a special dividend was the best and most direct way to reward shareholders for their continued investment and confidence in Masimo. The company previously paid special dividends to shareholders totaling $4.09 a share related to the 2006 intellectual property patent suit settlement agreement with a competitor. While there can be no guarantees of future dividends, the Masimo Board remains committed to enhancing shareholder value based on its consideration of various factors, including the company’s operating results, financial condition, and anticipated capital requirements.

This special dividend represents only a portion of the company’s cash reserves, which the Board believes is sufficient to cover operational needs, and fund continued research and development investments and strategic initiatives. The company remains committed to its previously announced programs to intensify marketing and clinical research efforts this year using funds awarded from recent legal decisions.

Since the company’s founding, Masimo has remained true to its mission of ‘improving patient outcomes and reducing the cost of care by taking noninvasive monitoring to new sites and applications.’ The company is realizing its mission as its breakthrough SET Pulse Oximetry is now enabling continuous monitoring of patients in new sites such as the general floor and converting invasive measurements into noninvasive measurements such as total hemoglobin and carboxyhemoglobin with its Rainbow platform. Caregivers rely upon these breakthroughs today to help them provide the most advanced standard of care possible. Masimo’s vision remains to bring SET Pulse Oximetry monitoring to the entire hospital, including the general floor, and to make Rainbow noninvasive hemoglobin monitoring as ubiquitous as pulse oximetry. This has also enabled Masimo to deliver double-digit product revenue growth every year since it first shipped product in 1996, with a five year CAGR of 34%.

Mr. Kiani concluded, “Because of the benefits our products provide to caregivers and patients, we have established a track record of revenue and earnings growth that has put Masimo in the strongest financial position of its history. The Board has decided to declare this special dividend because we remain confident in our future and our ability to grow organically, generate cash and provide increasing value to stockholders.”

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About Masimo

Masimo (NASDAQ: MASI) develops innovative monitoring technologies that significantly improve patient care—helping solve “unsolvable” problems. In 1995, the company debuted Measure-Through Motion and Low Perfusion pulse oximetry, known as Masimo SET®, which virtually eliminated false alarms and increased pulse oximetry’s ability to detect life-threatening events. More than 100 independent and objective studies demonstrate Masimo SET provides the most reliable SpO2 and pulse rate measurements even under the most challenging clinical conditions, including patient motion and low peripheral perfusion. In 2005, Masimo introduced Masimo Rainbow SET® Pulse CO-OximetryTM, allowing noninvasive and continuous monitoring of blood constituents that previously required invasive procedures, including total hemoglobin (SpHb®), oxygen content (SpOCTM), carboxyhemoglobin (SpCO®), methemoglobin (SpMet®), and PVI®, in addition to SpO2, pulse rate, and perfusion index (PI). In 2009, Masimo introduced Masimo Rainbow SET® Acoustic MonitoringTM, the first-ever noninvasive and continuous monitoring of acoustic respiration rate (RRaTM). Masimo’s Rainbow platform offers a breakthrough in patient safety by helping clinicians detect life-threatening conditions and helping guide treatment options. Founded in 1989, Masimo has the mission of “Improving Patient Outcomes and Reducing Cost of Care by Taking Noninvasive Monitoring to New Sites and Applications.” Additional information about Masimo and its products may be found at www.masimo.com.

Forward Looking Statements

This press release includes forward-looking statements as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, in connection with the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about future events affecting us and are subject to risks and uncertainties, all of which are difficult to predict and many of which are beyond our control and could cause our actual results to differ materially and adversely from those expressed in our forward-looking statements as a result of various risk factors, including, but not limited to: risks related to our belief that Masimo Rainbow SET Pulse CO-Oximetry technology will provide sufficient sensitivity and specificity to measure SpHb, SpOC, PVI , SpO2, SpCO, SpMet, PI, and PR in real-time for all patients, risks related to our assumptions regarding the repeatability of clinical results, as well as other factors discussed in the “Risk Factors” section of our most recent reports filed with the Securities and Exchange Commission (“SEC”), which may be obtained for free at the SEC’s website at www.sec.gov. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. All forward-looking statements included in this press release are expressly qualified in their entirety by the foregoing cautionary statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today’s date. We do not undertake any obligation to update, amend or clarify these forward-looking statements or the “Risk Factors” contained in our most recent reports filed with the SEC, whether as a result of new information, future events or otherwise, except as may be required under the applicable securities laws.

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Media Contacts:

Dana Banks

Masimo Corporation

(949) 297-7348

dbanks@masimo.com

Masimo, SET, Signal Extraction Technology, Improving Outcomes and Reducing Cost of Care by Taking Noninvasive Monitoring to New Sites and Applications, Rainbow, SpHb, SpOC, SpCO, SpMet, PVI, RRa, Radical-7, Rad-87, Rad-57,Rad-9, Rad-8, Rad-5,Pulse CO-Oximetry and Pulse CO-Oximeter are trademarks or registered trademarks of Masimo Corporation.